不動產買賣增補契約書（二）

立契約書人：

出賣人：蔡明吟　　　　　　　　　　　　（以下簡稱甲方）
受託人：昇陽開發實業股份有限公司　　　（以下簡稱乙方）
Aerkomm Inc.　　　　　　　　　　　　　（以下簡稱丙方）
買受人：愛爾康資料處理股份有限公司　　（以下簡稱丁方）

緣甲乙丙丁四方前於民國(以下同)107年7月10日就甲方所有之座落於基隆市信義區大水窟段89-49地號土地訂有不動產買賣契約書(以下簡稱原契約)，并于107年7月30日簽訂增補契約書(以下簡稱增補契約一)在案。特訂本第二次增補契約書，以資信守：

一、甲乙丙丁方四方同意將原契約第三條第二項中丙、丁方之付款期限自107年9月4日再次展延至107年11月4日、原契約第九條第一項甲方之特別解約權自107年10月4日再次展延至107年12月4日、原契約第九條第二項丙方因籌資不順利的解約權自107年9月4日再次展延至107年11月4日。

二、除此增補契約之修訂外，甲乙丙丁四方之一切權利義務悉依原契約之約定辦理。

三、本契約書壹式四份，由各方各自收執乙份，並自各方完成簽訂之日起生效。

立契約書人：

甲　方：出　賣　人：蔡明吟　　　（簽章）
　　　　身分證字號：

乙　方：受　託　人：昇陽開發實業股份有限公司
　　　　法定代理人：田啟祥
　　　　統一編號　：70777671

丙　方：Aerkomm Inc.
　　　　法定代理人：Jeffrey Wun

丁　方：買　受　人：愛爾康資料處理股份有限公司
　　　　法定代理人：徐志明

中　華　民　國　1　0　7　年　9　月　4　日